EXHIBIT - 10.10

                            Amendment to the

                         John H. Harland Company

                       Incentive Stock Option Plan

                          AMENDMENT NUMBER ONE

































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                     AMENDMENT NUMBER ONE
                           TO THE
                    JOHN H. HARLAND COMPANY
                  INCENTIVE STOCK OPTION PLAN


          The John H. Harland Company hereby amends the John H.
Harland Incentive Stock Option Plan as adopted effective September 21, 1981 as follows:

                             1.

          By amending the first paragraph in section 6, Grant of Options, to read as follows:



                  "Incentive stock options shall be granted by the Company acting through the Committee to key employees pursuant to the terms of this Plan from time to time to purchase shares of Stock; provided, however, that the aggregate fair market value (as determined as of the date an incentive stock option is granted) of the Stock covered by incentive stock options granted on or after January 1, 1987 pursuant to this Plan and the stock covered by any other incentive stock options granted on or after January 1, 1987 to such key employee (pursuant to any other plans of the Company or its subsidiaries) which first become exercisable in any calendar year which begins on or after January 1, 1987 shall not exceed $100,000. Such fair market value figure shall be determined by the Committee on the date such incentive stock options are granted, and the Committee shall interpret and administer the limitation set forth in this paragraph in accordance with section 422A(b)(7) of the Internal Revenue Code of 1986, as amended."

                             2.

          By deleting section 10, Other Outstanding Options, in its entirety.








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                             3.

          The amendments made by this Amendment Number One to the Plan shall be effective as of January 1, 1987.


                                            JOHN H. HARLAND COMPANY


                                            BY:
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